Consolidated statement of comprehensive income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Operating expenses
Research and development	$ (20,484)	$ (8,553)	$ (338)
General and administration	(10,070)	(6,547)	(108)
Loss from operations	(30,554)	(15,100)	(446)
Net finance income/(expense)	922	(9)	0
Foreign exchange gain	7,176	5,907	0
Total other income	8,098	5,898	0
Loss before tax	(22,456)	(9,202)	(446)
Tax charge/(credit)	0	0	0
Loss for the year	(22,456)	(9,202)	(446)
Items that may be reclassified to profit or loss
Fair value movement on marketable securities	558	0	0
Currency translation adjustment	(7,132)	(6,103)	212
Total comprehensive loss for the year	(29,030)	(15,305)	(234)
Attributable to owners:
Loss for the year	(22,456)	(9,202)	(446)
Comprehensive loss for the year	$ (29,030)	$ (15,305)	$ (234)
Loss per share
Basic loss per share (in dollars per share)	$ (0.432)	$ (0.211)	$ (0.016)
Diluted loss per share (in dollars per share)	$ (0.432)	$ (0.211)	$ (0.016)